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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Donnelley Enterprise Solutions Incorporated's previously filed Registration Statement on Form S-8 (Registration No. 333-15549).

Chicago, Illinois
March 24, 1997